The Advisors’ Inner Circle Fund

ICM Small Company Portfolio

Summary Prospectus | March 1, 2019
Ticker: Institutional Class Shares – ICSCX

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at https://www.icomd.com/mutual-fund/icm-small-company-portfolio/47. You can also get this information at no cost by calling 1-866-234-5426, by sending an e-mail request to icmsmallcap@seic.com, or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated March 1, 2019, as they may be amended from time to time, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

INVESTMENT OBJECTIVE

The ICM Small Company Portfolio (the “Fund”) seeks maximum, long-term total return, consistent with reasonable risk to principal, by investing primarily in common stocks of smaller companies measured in terms of revenues and assets and, more importantly, in terms of market capitalization.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.70%
Other Expenses	0.23%
Total Annual Fund Operating Expenses	0.93%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$95	$296	$515	$1,143

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks of companies that have market capitalizations within the range of the Russell 2000® Value Index at the time of purchase. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. The Fund may invest in equity securities listed on a national securities exchange or traded in the over-the-counter markets. The Fund invests primarily in common stocks, but it may also invest in other types of equity securities, including real estate investment trusts (“REITs”) and American Depository Receipts (“ADRs”).

In selecting investments for the Fund, Investment Counselors of Maryland, LLC (“ICM” or the “Adviser”) typically looks to invest in companies with leading market share positions, shareholder oriented managements, and strong balance sheet and cash flow ratios. Usually, the shares of the companies the Adviser buys are selling at a price to earnings ratio below the average price to earnings ratio of the stocks that comprise the Russell 2000® Index. In addition, the companies selected by the Adviser usually have higher returns on equity and capital than the average company in the Russell 2000® Index. The Adviser screens the Fund’s universe of potential investments to identify potentially undervalued securities based on factors such as financial strength, earnings valuation, and earnings quality. The Adviser further narrows the list of potential investments through traditional fundamental security analysis, which may include interviews with company management and a review of the assessments and opinions of outside analysts and consultants. Securities are sold when the Adviser believes the shares have become relatively overvalued or it finds more attractive alternatives. The Adviser generally will not sell a security merely due to market appreciation outside the Fund’s target capitalization range if it believes the company has growth potential.

PRINCIPAL RISKS

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. This could occur because its strategy failed to produce the intended results or because the Adviser did not implement its strategy properly. The Fund’s shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC.

Equity Risk — Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

REIT Risk — REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s shareholders will indirectly bear a proportionate share of the REITs’ operating expenses, in addition to paying Fund expenses. REIT operating expenses are not reflected in the fee table and example in this prospectus.

Foreign Securities Risk — The Fund’s investments in ADRs are subject to foreign securities risk. ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and traded on U.S. exchanges. Although ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities.

Foreign securities, especially those of companies in emerging markets, can be riskier and more volatile than domestic securities. Adverse political and economic developments or changes in the value of foreign currency can make it harder for the Fund to sell its securities and could reduce the value of your shares. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities may be reduced by a withholding tax at the source, which tax would reduce income received from the securities. Foreign securities may also be more difficult to value than securities of U.S. issuers.

Small-Capitalization Company Risk — The small-capitalization companies in which the Fund will invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from year to year for the past 10 years and by showing how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.icomd.com or by calling 1-866-234-5426.

During the periods shown in the chart, the highest return for a quarter was 28.17% (quarter ended 06/30/2009) and the lowest return for a quarter was (22.05)% (quarter ended 09/30/2011).

Average Annual Total Returns for Periods Ended December 31, 2018

This table compares the Fund’s average annual total returns for the periods ended December 31, 2018 to those of an appropriate broad based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

ICM SMALL COMPANY PORTFOLIO	1 Year	5 Years	10 Years
Fund Return Before Taxes	(13.96)%	4.95%	12.28%
Fund Return After Taxes on Distributions	(17.09)%	2.05%	10.14%
Fund Return After Taxes on Distributions and Sale of Fund Shares	(7.04)%	3.33%	10.04%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	(11.01)%	4.41%	11.97%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	(12.86)%	3.61%	10.40%

INVESTMENT ADVISER

Investment Counselors of Maryland, LLC

PORTFOLIO MANAGERS

William V. Heaphy, CFA, Principal, has managed the Fund since 1999.

Gary J. Merwitz, Principal, has managed the Fund since 2004.

PURCHASE AND SALE OF FUND SHARES

To purchase shares of the Fund for the first time, including an initial purchase through an IRA, you must invest at least $2,500,000. Subsequent investments must be at least $1,000. The Fund may accept investments of smaller amounts in its sole discretion.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”) by contacting the Fund directly by mail at: ICM Small Company Portfolio, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail: ICM Small Company Portfolio c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or telephone at 1-866-234-5426.

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ICM-SM-001-1100